November 18, 2020

DREYFUS TAX EXEMPT CASH MANAGEMENT FUNDS

-     Dreyfus AMT-Free Tax Exempt Cash Management

Institutional Shares

Supplement to Summary Prospectus, Prospectus and
Statement of Additional Information

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective on or about February 1, 2021 (the "Effective Date"), the current investment policy that the fund be managed so that income paid by the fund not be subject to the federal alternative minimum tax will be discontinued.  The fund will continue to normally invest substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal income tax.

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In addition, as of the Effective Date, the fund's name will be changed to "Dreyfus Tax Exempt Cash Management".

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0264STK1120

November 18, 2020

DREYFUS TAX EXEMPT CASH MANAGEMENT FUNDS

-     Dreyfus AMT-Free Tax Exempt Cash Management

Investor Shares

Supplement to Summary Prospectus, Prospectus and
Statement of Additional Information

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective on or about February 1, 2021 (the "Effective Date"), the current investment policy that the fund be managed so that income paid by the fund not be subject to the federal alternative minimum tax will be discontinued.  The fund will continue to normally invest substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal income tax.

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In addition, as of the Effective Date, the fund's name will be changed to "Dreyfus Tax Exempt Cash Management".

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Also, effective on the Effective Date, Investor shares of the fund will be converted to Institutional shares.  Institutional shares of the fund have a lower total annual expense ratio and a better performance record than Investor shares of the fund.  Investors may obtain a free copy of the Prospectus for Institutional shares of the fund by calling 1-800-346-3621.

0675STK1120